EXHIBIT 99.1
A10 Networks Reports 15% Organic Growth for Q3 2021
Growth driven by cybersecurity and portfolio transformation; Management expects double-digit growth in Q4

SAN JOSE, Calif., October 28, 2021 -- A10 Networks (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its third quarter ended September 30, 2021.

Third Quarter 2021 Financial Summary
•Revenue of $65.4 million, up 15% year-over-year.
•Sales of security products grew 18% year-over-year.
•Improving commercial execution combined with favorable market conditions drove 47% growth in the Americas year-over-year.
•Deferred revenue of a record $117.1 million, up 15% year-over-year.
•GAAP gross margin of 79.8%; non-GAAP gross margin of 80.4% as the company successfully navigated short-term input cost pressures.
•GAAP net income of $74.9 million (114.6% of revenue), or $0.94 per diluted share, inclusive of a non-recurring tax benefit, compared with net income of $6.5 million, or $0.08 per diluted share in the third quarter of 2020.
•Non-GAAP net income of $13.7 million (20.9% of revenue), or $0.17 per diluted share, compared with non-GAAP net income of $10.3 million, or $0.13 per diluted share in the third quarter of 2020.
•Adjusted EBITDA of $16.8 million, representing 25.7% of revenues, compared to $12.5 million in the third quarter of 2020.
•Cash and cash equivalents as of September 30, 2021 was $187.5 million, up $20.6 million or 12.4% from the $166.8 million at June 30, 2021.
•Subsequent to the end of the quarter, the Board of Directors declared a quarterly dividend of $0.05 per share, payable on December 15, 2021 to stockholders of record on November 12, 2021. In addition, the Board authorized a new share repurchase program under which the Company may repurchase up to $100 million of its outstanding common stock.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“We achieved strong top- and bottom-line results as our security-led solutions are enabling us to capture market share and driving accelerated growth,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Long-term deferred revenue has grown 16% year-over-year, outpacing total revenue growth. Our diversified model is enabling us to successfully navigate regional and logistical challenges, as evidenced by our 15% revenue growth and nearly 26% adjusted EBITDA margin validating the business model transformation. The increasing profitability of our business required us to release our full tax valuation allowance, as we now expect to utilize our entire net operating loss carryforwards in future periods. Our business model positions us to meaningfully drive growth and continue to improve the business model. In addition, the strong, sustainable free cash flow has enabled our Board to return capital to stockholders by declaring a quarterly cash dividend and significantly expanding our share repurchase program.”

Fourth Quarter Outlook and Capital Allocation Strategy
“With a transformed portfolio focused on cybersecurity, improving market conditions and our relentless focus on execution, we are outperforming the industry as well as the expectations we set at the start of the year,” continued Trivedi. “We have solid visibility and confidence in our ability to accelerate growth beyond the previous targets of 6-8%, though we are cognizant of continued supply chain challenges and other global headwinds which could impact quarter-to-quarter performance.”

Based on current visibility, management expects fourth quarter revenue to grow approximately 10% year-over-year with the bottom-line growing at a faster rate than the top-line. Based on our strategy and market traction for our solutions, we expect this positive momentum to sustain into 2022. The company will host an analyst day in Q1 to discuss growth strategy for 2022 and beyond.

In addition, in light of the significant improvement in profitability and A10’s strong balance sheet, the Board of Directors today approved a capital allocation strategy to return capital to stockholders. As part of this, the Board declared a quarterly dividend. The first dividend, in the amount of $0.05 per share, will be payable, subject to any prior revocation, on December 15, 2021 to stockholders of record on November 12, 2021. Future dividends will be subject to further review and approval by the Board in accordance with applicable law. The Board reserves the right to adjust or withdraw the quarterly dividend in future periods as it reviews A10’s capital allocation strategy from time-to-time.

In addition, the Board authorized a new, $100 million share repurchase program under which the Company may repurchase up to $100 million of its outstanding common stock during the next 12 months. Under the share repurchase program, the Company is authorized to repurchase shares of common stock in the open market, privately negotiated transactions, in block trades or a combination of the foregoing. The Board will review the share repurchase program periodically and may authorize adjustment of its term and size. The Company plans to fund repurchases from its existing cash balance.

“These actions demonstrate the Board’s confidence in the Company’s ability to continue to sustainably grow revenues and profits, and signal the Board’s commitment to return capital to stockholders in a meaningful way,” concluded Trivedi.

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its third quarter 2021 financial results. Open to the public, interested parties may access the conference call by dialing (844) 792-3728 or (412) 317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations”

section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven business days and may be accessed by dialing (877) 344-7529 or (412) 317-0088 and entering the passcode 10160841.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, quarterly dividend payments, our expectation that we expect to utilize our entire net operating loss carryforwards in future periods, future growth and continued improvements to our business model, our visibility of our future operations and confidence in our ability to accelerate growth beyond previous targets, and our ability to continue to return capital to stockholders. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic, and its impact on the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with COVID-19; changes in government regulations and mandates to address COVID-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 8, 2021. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, (v) non-recurring facilities expense, and (vi) release of deferred tax asset valuation allowance. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) benefit from (provision for) income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense, (vii) global distribution center transition expense, and (viii) non-recurring facilities expense.

We have included our non-GAAP net income, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Products	$39,815	$32,188	$104,718	$92,138
Services	25,545	24,420	74,653	70,734
Total revenue	65,360	56,608	179,371	162,872
Cost of revenue:
Products	7,859	7,610	23,160	21,095
Services	5,335	5,513	16,163	15,592
Total cost of revenue	13,194	13,123	39,323	36,687
Gross profit	52,166	43,485	140,048	126,185
Operating expenses:
Sales and marketing	21,354	18,556	60,195	57,653
Research and development	13,578	13,694	41,050	42,459
General and administrative	6,931	4,994	17,260	16,126
Total operating expenses	41,863	37,244	118,505	116,238
Income from operations	10,303	6,241	21,543	9,947
Non-operating income (expense):
Interest and other income (expense), net	(198)	479	(1,493)	937
Total non-operating income (expense), net	(198)	479	(1,493)	937
Income before income taxes	10,105	6,720	20,050	10,884
Benefit from (provision for) for income taxes	64,781	(256)	64,109	(909)
Net income	$74,886	$6,464	$84,159	$9,975

Net income per share:
Basic	$0.97	$0.08	$1.09	$0.13
Diluted	$0.94	$0.08	$1.05	$0.12
Weighted-average shares used in computing net income per share:
Basic	77,149	78,235	76,885	78,158
Diluted	79,927	80,424	79,803	80,232

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP net income	$74,886	$6,464	$84,159	$9,975
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,201	3,554	11,433	9,870
Amortization expense related to acquisition	—	253	505	759
Litigation and investigation expense	—	—	—	30
Non-recurring facilities expense	—	—	—	795
Global distribution center transition expense	(1)	—	2,946	—
Release of deferred tax asset valuation allowance	(65,417)	—	(65,417)	—
Non-GAAP net income	$13,669	$10,271	$33,626	$21,429

GAAP net income per share:
Basic	$0.97	$0.08	$1.09	$0.13
Diluted	$0.94	$0.08	$1.05	$0.12
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.05	0.05	0.14	0.13
Amortization expense related to acquisition	—	—	0.01	0.01
Non-recurring facilities expense	—	—	—	0.01
Global distribution center transition expense	—	—	0.04	—
Release of deferred tax asset valuation allowance	(0.82)	—	(0.82)	—
Non-GAAP net income per share:
Basic	$0.18	$0.13	$0.44	$0.27
Diluted	$0.17	$0.13	$0.42	$0.27
Weighted-average shares used in computing non-GAAP net income per share:
Basic	$77,149	$78,235	$76,885	$78,158
Diluted	$79,927	$80,424	$79,803	$80,232

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, on a GAAP Basis)

	September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$85,637	$83,281
Marketable securities	101,820	74,851
Accounts receivable, net of allowances of $540 and $41, respectively	46,784	51,051
Inventory	19,169	20,730
Prepaid expenses and other current assets	13,910	12,390
Total current assets	267,320	242,303
Property and equipment, net	9,555	7,888
Goodwill	1,307	1,307
Intangible assets, net	33	862
Other non-current assets	96,230	38,451
Total assets	$374,445	$290,811
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,755	$4,851
Accrued liabilities	28,968	36,930
Deferred revenue	70,501	65,999
Total current liabilities	103,224	107,780
Deferred revenue, non-current	46,616	42,700
Other non-current liabilities	21,010	24,357
Total liabilities	170,850	174,837
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 77,508 and 76,346 shares issued and outstanding, respectively	1	1
Treasury stock, at cost: 6,825 and 5,578 shares, respectively	(48,623)	(37,410)
Additional paid-in-capital	440,305	425,534
Accumulated other comprehensive income	2	98
Accumulated deficit	(188,090)	(272,249)
Total stockholders' equity	203,595	115,974
Total liabilities and stockholders' equity	$374,445	$290,811

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net income	$84,159	$9,975
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,044	8,773
Stock-based compensation	10,848	9,382
Other non-cash items	(64,631)	466
Changes in operating assets and liabilities:
Accounts receivable	4,418	10,777
Inventory	1,438	(810)
Prepaid expenses and other assets	1,905	3,716
Accounts payable	(1,086)	(322)
Accrued and other liabilities	(11,309)	(4,297)
Deferred revenue	8,417	861
Net cash provided by operating activities	41,203	38,521
Cash flows from investing activities:
Proceeds from sales of marketable securities	5,865	8,330
Proceeds from maturities of marketable securities	70,870	39,280
Purchases of marketable securities	(104,732)	(39,695)
Purchases of property and equipment	(3,387)	(2,549)
Net cash provided by (used in) investing activities	(31,384)	5,366
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	3,750	6,776
Repurchase of common stock	(11,213)	(13,336)
Net cash used in financing activities	(7,463)	(6,560)
Net increase in cash and cash equivalents	2,356	37,327
Cash and cash equivalents—beginning of period	$83,281	$45,742
Cash and cash equivalents—end of period	$85,637	$83,069

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP gross profit	$52,166	$43,485	$140,048	$126,185
GAAP gross margin	79.8%	76.8%	78.1%	77.5%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	391	459	1,335	1,256
Global distribution center transition expense	13	—	538	—
Non-GAAP gross profit	$52,570	$43,944	$141,921	$127,441
Non-GAAP gross margin	80.4%	77.6%	79.1%	78.2%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP total operating expenses	$41,863	$37,244	$118,505	$116,238

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,810)	(3,095)	(10,098)	(8,614)
Amortization expense related to acquisition	—	(253)	(505)	(759)
Litigation and investigation expense	—	—	—	(30)
Non-recurring facilities expense	—	—	—	(795)
Global distribution center transition expense	14	—	(2,408)	—
Non-GAAP total operating expenses	$38,067	$33,896	$105,494	$106,040

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP income from operations	$10,303	$6,241	$21,543	$9,947
GAAP operating margin	15.8%	11.0%	12.0%	6.1%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,201	3,554	11,433	9,870
Amortization expense related to acquisition	—	253	505	759
Litigation and investigation expense	—	—	—	30
Non-recurring facilities expense	—	—	—	795
Global distribution center transition expense	(1)	—	2,946	—
Non-GAAP operating income	$14,503	$10,048	$36,427	$21,401
Non-GAAP operating margin	22.2%	17.8%	20.3%	13.1%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
GAAP net income	$74,886	$6,464	$84,159	$9,975
Exclude: Interest and other (income) expense, net	198	(479)	1,493	(937)
Exclude: Depreciation and amortization expense	2,291	2,676	7,044	8,772
Exclude: Provision for (benefit from) income taxes	(64,781)	256	(64,109)	909
EBITDA	12,594	8,917	28,587	18,719
Exclude: Stock-based compensation and related payroll tax	4,201	3,554	11,433	9,870
Exclude: Litigation and investigation expense	—	—	—	30
Exclude: Non-recurring facilities expense	—	—	—	795
Exclude: Global distribution center transition expense	(1)	—	2,946	—
Adjusted EBITDA	$16,794	$12,471	$42,966	$29,414